TEREX CORPORATION
                              500 Post Road East
                         Westport, Connecticut  06880


                                                             December 20, 1993

To the Purchasers
Who Are Signatories Hereto

Dear Sirs:

		TEREX CORPORATION, a Delaware corporation, hereby agrees with you as follows:

SECTION 1.  DEFINITIONS

		(a)	As used in this Agreement, the following terms shall have
the following meanings:

	Affiliate: An "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

	Agreement: This Purchase Agreement and the Other Purchase Agreements, in each case, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof and thereof.

	Applicable Agreement: Any bond, debenture, note or any other evidence of indebtedness, indenture, mortgage, deed of trust or any other lease, contract, agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of their respective properties or assets is subject.

	Applicable Law: Any Federal, state, local or foreign statute, law (including, without limitation, common law), code, ordinance, governmental rule or regulation, or any judgment, injunction, decree, rule, writ, or order of any court or governmental agency or authority applicable to the Company or any of the Subsidiaries or any of their respective properties or assets.

	Audited Financial Statements: The audited consolidated financial statements, together with the notes thereto, of the Company, included (or incorporated by reference) in the SEC
Documents.

	Business Day: A day that is not a Saturday, a Sunday or a day on which banking institutions in the State of New York are not required to be open.

	Certificate of Designation: The Certificate of Designation of Preferences and Rights of the Preferred Stock substantially in the form attached hereto as Exhibit 1.

	Charter Documents: With respect to any Person, the Articles or Certificate of Incorporation and By-laws, partnership agreement or other organizational documents of such Person.

	Code:  The Internal Revenue Code of 1986, as amended.

	Commission:  The Securities and Exchange Commission.

	Common Stock: Common Stock, $.01 par value per share, of the Company.

	Company: Terex Corporation, a Delaware corporation, and any successor corporation thereto.

	Documents: All documents necessary to consummate the transactions contemplated by the Placement Memorandum, including without limitation, this Agreement, the Certificate of Designation, the Registration Rights Agreements, the Warrant Agreement, the Securities and any documents or instruments contemplated by or executed in connection with any of them or the transactions contemplated hereby or thereby.

	Environmental Laws: All Applicable Laws now or hereafter in effect, relating to pollution or protection of human health or the environment, including, without limitation, Applicable Laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and
(iii) underground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

	ERISA: The Employee Retirement Income Security Act of 1974, as amended.

	ERISA Affiliate:  Any affiliate of the Company as defined in section 407(d)(7) of ERISA.

	Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

	Financial Statements: Collectively, the Audited Financial Statements and the Unaudited Financial Statements.

	Hazardous Materials: All pollutants, contaminants, chemicals, or industrial, toxic or hazardous constituents, substances or wastes, including, without limitation, petroleum, including crude oil or any fraction thereof, or any petroleum product or other wastes, chemicals or substances regulated by any Environmental Law.

	Latest Unaudited Financial Statements: The unaudited consolidated financial statements, together with the notes thereto, of the Company at, and for the nine months ended, September 30, 1993, included in the SEC Documents.

	Lien: Any mortgage, lien, pledge, charge, security interest, adverse claim, or encumbrance of any kind, in each case whether or not filed, recorded or otherwise perfected under applicable law (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform
Commercial Code (or equivalent statutes) of any jurisdiction).

	Loan Agreements: Collectively, (i) the Indenture, dated as of July 31, 1992, among the Company, certain of its subsidiaries and United States Trust Company of New York, as trustee (the
"Senior Indenture"), (ii) the Indenture, dated as of June 30,
1987, between the Company and Continental Bank, National
Association (formerly Continental Illinois National Bank and
Trust Company of Chicago), as trustee, (iii) the Loan and Security Agreement, dated as of May 20, 1993, between Foothill
Capital Corporation and the Company, and (iv) the Loan and Security Agreement, dated as of May 20, 1993, between Foothill
Capital Corporation and Clark Material Handling Company, in each case as amended and in effect on December 31, 1993.

	Material Adverse Effect: A material adverse effect on (i) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (ii) the ability of the Company to perform its obligations hereunder, under any of the other Documents or under the Securities or (iii) the validity or enforceability of this Agreement, any of the other Documents or the Securities.

	Pension Plan: Any "employee pension benefit plan", as defined in Section 3(2) of ERISA (other than a multiemployer plan, as defined in Section 3(37) of ERISA), maintained or contributed to by the Company or any ERISA Affiliate of the Company.

	Person: Any individual, partnership, corporation, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

	Placement Agent:  Jefferies & Company, Inc., as placement agent.

	Placement Memorandum:  The Amended and Restated Private
Placement Memorandum of the Company, dated December 14, 1993, relating to the Securities, and all attachments, exhibits and appendices thereto.

	Preferred Stock:  The Series A Cumulative Redeemable
Convertible Preferred Stock of the Company, $.01 par value per share, having the rights, designations and preferences set forth in the Certificate of Designation.

	Privately Outstanding Securities: The Securities, the Conversion Shares and the Warrant Shares upon original issuance thereof, and at all times subsequent thereto until, in the case of any such Security, (i) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it, or (ii) it is sold pursuant to Rule 144.

	Proceeding: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

	Purchasers: Those Persons who have executed a counterpart of this Agreement on any one of the signature pages hereof.

	Registration Rights Agreements: The Registration Rights Agreements, dated as of the Closing Date, by and among the Company and the Purchasers, substantially in the forms attached hereto as Exhibit 2(a) and (b), as amended from time to time in accordance with the terms thereof.

	Rule 144: Rule 144 as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

	Rule 144A: Rule 144A as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

	SASM&F: Skadden, Arps, Slate, Meagher & Flom, special counsel to the Purchasers.

	Securities: Collectively, the Shares and the Warrants to be sold pursuant to this Agreement.

	Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

	State: One of the sovereign states or commonwealths of the United States of America, the District of Columbia, the
Commonwealth of Puerto Rico and any U.S. Territory.

	subsidiary: With respect to any Person, (a) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by a subsidiary of such Person, or by such Person and one or more subsidiaries of such Person, (b) a partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general partner of such partnership, or (c) any other Person
(other than a corporation) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of the majority of the directors or other governing body of such Person.

	Unaudited Financial Statements: Collectively, the unaudited consolidated financial statements, together with the notes thereto, of the Company, included (or incorporated by reference) in the SEC Documents.

	Warrant Agreement: The Warrant Agreement, dated as of the Closing Date, by and between the Company and the Warrant Agent, substantially in the form attached hereto as Exhibit 3, as amended from time to time in accordance with the terms thereof.

		(b)	In addition, the following terms shall have the respective
meanings given thereto in the Sections indicated below:


Defined Term	                       Section

CERCLA	                             5.18

Closing	                            2.2

Closing Date	                       2.2

Conversion Shares	                  5.2

GAAP	                               5.6

Indemnified Parties	                2.6

Intellectual Property	              5.19

Losses	                             2.6

Other Purchase Agreements	          2.2

Other Purchasers	                   2.2

Party in Interest	                  2.3

Prohibited Transaction	             4.5

Purchaser Representatives	          5.1

Qualified Trust	                    2.3

Scheduled Closing Date	             2.4

SEC Documents	                      5.8

Separate Account	                   2.3

Shares	                             2.1

Subsidiaries	                       5.1

Warrant Agent	                      3.1.6

Warrants	                           2.1

Warrant Shares	                     5.2



SECTION 2.  PURCHASE AND SALE OF SECURITIES

2.1	Issue of Securities

		(a) The Company has authorized the issuance and sale to the Purchasers hereunder of (i) 1,200,000 shares of Preferred Stock
(the "Shares") and (ii) 1,300,000 warrants (the "Warrants") to purchase shares of its Common Stock, on the terms and subject to the conditions set forth in the Warrant Agreement. Each share of Preferred Stock will be evidenced by a certificate substantially in the form attached hereto as Exhibit 4. Each
Warrant shall be evidenced by a certificate substantially in the form attached to the Warrant Agreement as Exhibit A thereto.

		(b) The Company hereby agrees (i) to cause to be authorized and to reserve and keep available at all times during which any shares of Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock or authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the Preferred Stock pursuant to its terms, sufficient shares of Common Stock to provide for the issuance of the maximum number of shares of Common Stock issuable upon conversion of the outstanding shares of Preferred
Stock, (ii) to issue and cause the transfer agent to deliver such shares of Common Stock as required upon conversion of the shares of Preferred Stock, and to take all actions necessary to ensure that all such shares of Common Stock will, when issued, be duly and validly issued, fully paid and nonassessable, and
(iii) if any shares of its Common Stock to be reserved for the purpose of issuance of shares of Common Stock upon conversion of the Preferred Stock, require registration with or approval of any governmental authority under any Applicable Law before such shares of Common Stock may be validly issued or delivered, then it shall secure such registration or approval, as the case may be, and maintain such registration or approval in effect so long as so required.

		(c) The Company hereby agrees (i) to cause to be authorized and to reserve and keep available at all times during which any Warrants remain outstanding, free from preemptive rights, out of its treasury stock or authorized but unissued shares of Common
Stock, or both, solely for the purpose of effecting the exercise of the Warrants pursuant to the terms of the Warrant Agreement, sufficient shares of Common Stock to provide for the issuance of the maximum number of shares of Common Stock issuable upon exercise of the outstanding Warrants, (ii) to issue and cause the transfer agent to deliver such shares of Common Stock as required upon exercise of the Warrants, and to take all actions necessary to ensure that all such shares of Common Stock will, when issued and paid for pursuant to the exercise of the Warrants, be duly and validly issued, fully paid and nonassessable, and (iii) if any shares of its Common Stock to be reserved for the purpose of issuance of shares of Common Stock upon exercise of the Warrants, require registration with or approval of any governmental authority under any Applicable Law before such shares of Common Stock may be validly issued or delivered, then it shall secure such registration or approval, as the case may be, and maintain such registration or approval in effect so long as so required.

2.2	Sale and Purchase of the Securities; Closing

		(a) Subject to the terms and conditions set forth herein, the Company hereby agrees to sell to each Purchaser, and each Purchaser, severally and not jointly, agrees to purchase from the Company, (i) the number of Shares set forth below such Purchaser's name on the applicable signature page hereof, to be sold at a price equal to $23 per Share, and (ii) the number of Warrants set forth below such Purchaser's name on the applicable signature page hereof, to be sold at a price equal to $2 per Warrant. The Company and the Purchasers hereby agree that the aggregate purchase price for the Preferred Stock and Warrants shall be allocated $23 to the Preferred Stock and $2 to the Warrants, which amounts are based on each instrument's anticipated relative fair market value at the time of issuance.

		(b) The sale and purchase of the Securities shall take place at a closing (the "Closing") at the offices of SASM&F, 919 Third
Avenue, New York, New York, at 9:00 A.M., New York time, on
December 20, 1993, or such other Business Day and time as may be agreed upon by you and the Company (such time and date being referred to as the "Closing Date"). At the Closing, the Company will deliver to each Purchaser (i) one or more certificates representing such number of Shares as are to be purchased by such Purchaser, in each case registered in such Purchaser's name or in the name of such nominee or designee as such Purchaser may request, and (ii) one or more certificates representing the Warrants to be purchased by such Purchaser, in each case registered in such Purchaser's name or in the name of such nominee or designee as such Purchaser may request, against payment of the purchase price therefor by Federal funds bank wire transfer to such bank account as the Company shall designate at least two Business Days prior to the Closing. The
Company agrees that in connection with the placement of the Securities, the Placement Agent may, in its discretion, deduct from the purchase price of the Securities to be remitted to the Company at the Closing the amount of its fees and expenses as Placement Agent and the fees and expenses of SASM&F.

		(c) Simultaneously with the execution of this Agreement, the Company is executing other purchase agreements (the "Other
Purchase Agreements") identical to this Agreement with the other purchasers listed on the signature pages thereof (the "Other
Purchasers"), pursuant to which the Company shall issue and sell
Securities to such Other Purchasers in the respective aggregate amounts set forth below their names on the signature pages thereof for the respective purchase prices set forth thereon.
The number of Securities being sold hereby and to the Other
Purchasers shall aggregate the amounts indicated as authorized to be sold in Section 2.1. The sale of Securities to you and the Other Purchasers are to be separate sales, and this Agreement and the Other Purchase Agreements are to be separate agreements; provided, that references to this "Agreement" shall include the Other Purchase Agreements where the context so permits, together with all modifications hereof and thereof.

2.3	Purchaser's Representations

	Each Purchaser severally represents and warrants to each other party hereto as follows:

		(a) Such Purchaser has full power and authority to execute and deliver this Agreement and the Registration Rights
Agreements and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by such Purchaser and, assuming this Agreement constitutes a valid and binding agreement of each other party hereto, this Agreement constitutes a valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, as to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

		(b) Such Purchaser is acquiring the Securities being purchased by it hereunder for its own account (or for accounts over which such Purchaser exercises investment control), and not with a view to the distribution or reselling said Securities or any part thereof in violation of the Securities Act, any other securities laws of the United States or any applicable State securities laws, without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of said Securities pursuant to an effective registration statement under the Securities Act and applicable State securities laws, or under an exemption from such registration available under the Securities Act and other applicable State securities laws.

		(c) Upon original issuance thereof, and until such time as no longer required by law, each certificate evidencing the Securities (and all securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

	THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH
SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED,
PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION
STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE
UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR
(iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT
RELATING TO THE DISPOSITION OF SECURITIES.


		If such Purchaser desires to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Securities bearing such legend (other than pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144A), such Purchaser shall deliver to the Company a written opinion of counsel (which may be an employee of such Purchaser), reasonably satisfactory in form and substance to the Company, that an exemption from the registration requirements of the Securities Act is available.

		(d) Either (i) no part of the funds to be used to purchase the Securities to be purchased by such Purchaser constitutes assets allocated to any qualified trust that contains the assets of any employee benefit plan with respect to which the Company is a party in interest or disqualified person or the use of such assets would not constitute a non-exempt prohibited transaction under ERISA or the Code or (ii) such Purchaser is Continental
Bank, National Association acting as trustee for the Terex
Corporation Master Retirement Plan Trust and the purchase of the Securities to be purchased by you is otherwise permitted under all Applicable Law, including (without limitation) ERISA and the Code. The representation made in the preceding sentence is made solely in reliance upon such Purchaser's review of the list (a copy of which is set forth as Schedule 2.3 hereto), furnished to the Purchasers by the Company, which sets forth the employee benefit plans with respect to which the Company is a party in interest or a disqualified person. The terms "employee benefit plan," "separate account," and "party in interest" shall have the meanings assigned to such terms in Section 3 of ERISA, the term "disqualified person" shall have the meaning assigned to such term in section 4975 of the Code, and the term "qualified trust" shall mean any trust qualified under section 401(a) of the Code in which is held the assets of any employee benefit plan.

		(e) Such Purchaser has received a copy of the Placement Memorandum, is an "accredited investor" within the meaning of Rule 501 under the Securities Act, and has had an opportunity to investigate the business and financial condition of the Company and each of the Subsidiaries, and to obtain such information as such Purchaser requires from each of such companies.

2.4	Failure to Deliver

		(a) If the Closing fails to occur on or before December 31, 1993, each Purchaser shall, at its election and notwithstanding anything to the contrary in this Agreement, be relieved of all further obligations under this Agreement without thereby waiving any rights such Purchaser may have by reason of such nonfulfillment or failure. Nothing in this Section 2.4 shall operate to relieve the Company from any of its obligations hereunder.

		(b) If the Closing shall not actually occur on any date on which the Closing is scheduled to occur (the "Scheduled Closing
Date"), and the Company shall have failed to notify Jefferies &
Company, Inc., Attention:  Andrew Whittaker (Telephone:  (310)
575-5200) prior to 10:30 A.M., New York City time, on such
Scheduled Closing Date that such Closing has been postponed, the Company shall pay to each Purchaser by wire transfer of immediately available funds to the bank account designated by such Purchaser (as compensation for such Purchaser's loss of funds and administrative costs) an amount equal to interest on the aggregate purchase price for the Securities to have been purchased by such Purchaser on such Scheduled Closing Date, at the effective rate of interest equal to 13% per annum, for each day from and including such Scheduled Closing Date to and including the earlier of the date on which such Closing actually occurs or the date on which the amount to be paid by such Purchaser as the purchase price of such Securities is available to such Purchaser for reinvestment, less interest actually earned on such funds during such period, but in any case not less than one day's interest.

2.5	Expenses

	Whether or not the Closing occurs, the Documents are executed or the other transactions contemplated hereby or thereby are consummated, the Company shall pay (or, upon request, promptly reimburse the Purchasers for) all reasonable expenses relating to this Agreement, and the other Documents, including, but not limited to:

		(a) the costs of preparing, reproducing and filing this Agreement, the other Documents and the Securities;

		(b) the reasonable out-of-pocket expenses incurred by each Purchaser and its agents in connection with the negotiation and execution of this Agreement, the other Documents and the Securities and the transactions contemplated hereby and thereby
(including, without limitation, the reasonable fees and expenses of SASM&F and all such other counsel they may employ on the Purchasers' behalf);

		(c) the cost of delivering to each Purchaser's home office or the office of such Purchaser's designee the Securities purchased by such Purchaser at the Closing upon the issuance thereof;

		(d) all expenses relating to any amendment, or modification of, or any waiver, or consent or preservation of rights under, this Agreement, the other Documents or the Securities;

		(e) all other expenses, including reasonable attorneys' fees, incurred by the Company in connection with the transactions contemplated by this Agreement and the other Documents; and

		(f) all reasonable fees and expenses (including reasonable fees and expenses of counsel) in connection with any registration or qualification of the Securities for offer and sale hereunder under the securities or "blue sky" laws of any jurisdiction requiring such registration or qualification or in connection with obtaining any exemptions from such requirements.

		Notwithstanding the foregoing to the contrary, the Company shall not be required to pay for more than one legal counsel to the Purchasers unless the Company shall have approved the retention of such counsel.

2.6	Indemnification and Contribution

		(a) The Company shall, without limitation as to time, indemnify and hold harmless each Purchaser and its Affiliates, and the employees, officers, directors and agents of each Purchaser and its Affiliates (collectively, the "Indemnified
Parties"), to the fullest extent lawful, from and against all losses, claims, liabilities, damages, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (including expenses of investigation) (collectively, "Losses") arising out of or in connection with this Agreement or the other Documents or the transactions contemplated hereby or thereby, whether or not the transactions contemplated by this Agreement or the other
Documents are consummated and whether or not any Indemnified
Party is a formal party to any Proceeding; provided, however, that the Company shall not be liable to any Indemnified Party for any Losses if it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that such Losses arose solely from such Indemnified
Party's gross negligence or willful misconduct that (i) is independent of any wrongful act by the Company or any of its Subsidiaries or any of their respective representatives and (ii) was not taken in reliance upon any of the representations, warranties, covenants or promises of the Company herein or in the other Documents. The Company agrees promptly to reimburse each Indemnified Party for all such Losses as they are incurred by such Indemnified Party.

		(b) Each Indemnified Party shall give prompt written notice to the Company of any claim or of the commencement of any Proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure so to notify the Company shall not relieve the Company from any obligation or liability except to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the Company has been prejudiced materially by such failure. The Company shall have the right, exercisable by giving written notice to an Indemnified Party within 20 Business
Days after the receipt of written notice from such Indemnified
Party of such Proceeding, to assume, at the Company's expense, the defense of any such Proceeding; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Company agrees to pay such fees and expenses; or (2) the Company fails promptly to assume the defense of such Proceeding or fails to employ counsel reasonably satisfactory to such Indemnified
Party; or (3) the named parties to any such Proceeding
(including any impleaded parties) include both such Indemnified
Party and the Company or an Affiliate of the Company, and such Indemnified Party shall have been advised by counsel that there may be one or more material defenses available to such Indemnified Party that are in conflict with those available to the Company or such Affiliate (in which case, if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense thereof, it being understood, however, that the Company shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party). Whether or not such defense is assumed by the Company, such Indemnified
Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld).

		(c) The Company shall not consent to entry of any judgment, enter into any settlement or otherwise seek to terminate any Proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Section 2.6, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such Proceeding.

		(d) If the indemnification provided for in Section 2.6(a) is unavailable to any Indemnified Party in respect of any Losses referred to therein or is insufficient to hold such Indemnified
Person harmless, then the Company, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and any Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, the Company or such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

		(e) The obligations of the Company under this Section 2.6 shall be in addition to any liability the Company may otherwise have hereunder, under any of the other Documents or otherwise.
The obligations of the Company to each Indemnified Party hereunder shall be separate obligations, and the liability of the Company to any Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder. The obligations of the Company under this Section 2.6 shall survive the payment or prepayment of the Securities, any transfer of the Securities and any termination of this Agreement or the other Documents.

2.7	Further Actions

	During the period from the date hereof to the Closing Date, the Company shall use its best efforts and take all action necessary or appropriate to cause its representations and warranties contained in Section 5 hereof to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the Placement Memorandum, as if made on and as of such date.

SECTION 3.  CLOSING CONDITIONS

3.1	Conditions to Purchaser Obligations

	Each Purchaser's obligation to purchase and pay for the Securities to be delivered to it at the Closing shall be subject to the satisfaction of the following conditions on or before the Closing Date, unless waived in writing by such Purchaser or its agent:

3.1.1.	 Opinions of Counsel

	Such Purchaser shall have received the following opinions, dated the Closing Date and addressed to the Purchasers:

		(a) a favorable opinion of Marvin Rosenberg, Esq., General Counsel of the Company, substantially in the form set forth as
Exhibit 5;

		(b) a favorable opinion of Robinson Silverman Pearce Aronsohn & Berman, special counsel to the Company, substantially in the form set forth as Exhibit 6; and

		(c) such other opinions of counsel covering matters incidental to the transactions contemplated by this Agreement and the other Documents as such Purchaser may reasonably request.

3.1.2.	Officers' Certificates

	Such Purchaser shall have received (a) a certificate or certificates, dated the Closing Date and signed by the Chairman of the Board or the President and the Acting Chief Financial Officer of the Company certifying (i) that the conditions set forth in Sections 3.1.3 through 3.1.9 hereof have been satisfied on and as of such date and (ii) as to such other matters as such Purchaser may reasonably request and (b) a certificate or certificates, dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying such corporate matters as such Purchaser may reasonably request.

3.1.3.	Completion of Other Transactions

		(a) Prior to the sale to such Purchaser of the Securities to be purchased by such Purchaser at the Closing, the Company shall have duly filed the Certificate of Designation with the Secretary of State of the State of Delaware.

		(b) The Company shall have simultaneously issued and sold and received payment for the Securities to be purchased by all of the Other Purchasers pursuant to the Other Purchase Agreements and the number of Securities purchased shall aggregate 1.2 million Shares and not less than 1.2 million Warrants.

		(c)	Such Purchaser (or the Placement Agent, on behalf of such
Purchaser) shall have received certificates representing the Securities to be purchased by such Purchaser at the Closing as required pursuant to Section 2.2(b) hereof.

3.1.4.	Representations and Warranties True

	The representations and warranties of the Company contained in
Section 5 hereof and in each of the other Documents shall be true and correct in all material respects (except that any representation or warranty that already contains a materiality exception therein, in each such case shall be true and correct as written) at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the other
Documents, as if made on and as of such date.

3.1.5.	Compliance with Agreements

	The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein and in the other Documents that are required to be performed or complied with by the Company on or before the Closing Date.

3.1.6.	The Warrant Agreement and Registration Rights Agreements

		(a) The Company and a bank or trust company with a capital surplus of not less than $50,000,000, and otherwise satisfactory to the Purchasers, as Warrant Agent (the "Warrant Agent"), shall have duly entered into the Warrant Agreement, and such Purchaser shall have received counterparts, conformed as executed, of the Warrant Agreement.

		(b) The Company and the Other Purchasers shall have entered into the Registration Rights Agreements, and such Purchaser shall have received an original, duly executed by the Company, of the Registration Rights Agreements.

3.1.7.	Consents and Permits

	Each of the Company and its Subsidiaries shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required pursuant to any Applicable Law in connection with the transactions contemplated by this Agreement and the other Documents, including without limitation the issuance and sale of the Securities to the Purchasers, and pursuant to all other agreements, orders and decrees to which any of them is a party or to which any of them is subject, in connection with the transactions contemplated by this Agreement and the other
Documents.

3.1.8.	Purchase Permitted by Applicable Laws; Legal Investment

		(a) Such Purchaser's purchase of and payment for the Securities to be purchased by such Purchaser (a) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), (b) shall not subject such Purchaser to any material penalty or other onerous condition under or pursuant to any Applicable Law, and (c) shall be permitted by all Applicable Laws. The Company shall have delivered to such Purchaser factual certificates or other evidence as such Purchaser shall reasonably request, in form and substance reasonably satisfactory to such Purchaser, to enable such Purchaser to establish compliance with this condition.

		(b) The Placement Agent shall have delivered to such Purchaser and to SASM&F (i) a letter addressed to such Purchaser to the effect that the Placement Agent has arranged for the sale of the Securities pursuant to this Agreement and the Other
Purchase Agreements solely as a part of the furnishing of investment banking services to the Company, and (ii) a copy of a letter addressed to the Company, in form and substance reasonably satisfactory to such Purchaser and the Company, confirming certain matters set forth in Section 5.18(b) of this Agreement.

3.1.9.	Placement Memorandum

	The Placement Memorandum shall not have been supplemented or amended subsequent to December 14, 1993.

3.1.10.	Proceedings Satisfactory

	All proceedings taken in connection with the sale of the Securities, the matters contemplated by Section 3.1.1 through
3.1.8 hereof, and all documents relating thereto, shall be reasonably satisfactory in form and substance to such Purchaser.
 Such Purchaser and SASM&F shall have received copies of such documents as it and SASM&F may reasonably request in connection with the Closing, all in form and substance reasonably satisfactory to such Purchaser and SASM&F. Each Document shall be reasonably satisfactory in form and substance to such Purchaser and SASM&F.

3.2	Conditions to the Obligations of the Company

	The obligations of the Company to sell the Securities to be delivered to the Purchasers at the Closing shall be subject to the satisfaction of the following conditions:

3.2.1.	Sale of Securities

	There shall have been delivered to the Company payment in respect of the purchase of the Securities.

3.2.2.	Purchasers' Representations and Warranties

	The representations and warranties of each Purchaser contained in Section 2.3 hereof shall be true and correct in all material respects at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the other
Documents, as if made at and as of such date.

3.2.3.	No Material Judgment or Order

		There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any agency of the Federal, state or local government that, in the reasonable judgment of the Company, would prohibit the sale or issuance of the Securities hereunder or subject the Company to any material penalty if the Securities were to be issued and sold hereunder.

3.2.4.	The Sale by the Company Permitted by Applicable Laws

		The sale by the Company and the Purchasers' payment for the Securities (a) shall not be prohibited by any Applicable Law
(including, without limitation, Regulation G, T, U or X of the
Board of Governors of the Federal Reserve System), (b) shall not subject the Company to any material penalty under or pursuant to any Applicable Law, and (c) shall be permitted by all Applicable
Laws.

SECTION 4.	PURCHASER'S SPECIAL RIGHTS

		The provisions of this Section 4 shall apply, notwithstanding anything to the contrary in this Agreement or the other
Documents, to Privately Outstanding Securities only; provided that all of the obligations of the Company set forth in this
Section 4 that are outstanding with respect to any Security at the time such Security ceases to be a Privately Outstanding
Security shall survive until such time as such obligations with respect to such Security shall be satisfied in full.

4.1	Delivery Expenses

		If a holder of a Privately Outstanding Security surrenders such security to the Company or the Warrant Agent for any reason, the Company will pay the cost of delivering to and from such holder's home office (or to and from the office of such holder's designee) and the office of the Company or the Warrant
Agent, as the case may be, the surrendered security and each security issued in substitution, replacement or exchange therefor or upon conversion thereof.

4.2	Issue Taxes

		The Company shall pay all stamp, transfer and other similar taxes and governmental fees in connection with (a) the issuance, sale, delivery or transfer by the Company to the Purchasers of the Privately Outstanding Securities, (b) the execution and delivery of the Documents and (c) any modification of the Privately Outstanding Securities or the Documents. The Company will hold each holder of Privately Outstanding Securities harmless, without limitation as to time, against any and all liabilities with respect to all such taxes and fees.
Notwithstanding the foregoing, except as set forth in the Securities, the Company will not be responsible for any transfer taxes in connection with the transfer of the Securities by the Purchaser (other than to the Company). The obligations of the Company under this Section 4.2 shall survive the payment or prepayment of the Securities, at maturity, upon redemption or otherwise, any transfer of the Securities by the Purchaser, and the termination of this Agreement.

4.3	Direct Payment

	The Company shall pay or cause to be paid all amounts payable with respect to any Privately Outstanding Security (without any presentment of such Privately Outstanding Security and without any notation of such payment being made thereon) by crediting such amount, before 12:00 Noon, New York City time, on the date such amount is payable, by Federal funds bank wire transfer, to each holder of Privately Outstanding Securities or its nominee's, as the case may be, account in any bank in the United States of America as may be designated by such holder or such nominee not less than two Business Days prior to such payment.
Each Purchaser's initial bank account for this purpose is set forth on its signature page hereof. Each holder of Privately Outstanding Securities is solely responsible for advising the Company of any changes in its designated bank account and the Company shall have no responsibility for delays in transfers because of any failure to advise the Company of a change.

4.4	Financial Statements

		(a) The Company will deliver to each holder of record of Privately Outstanding Securities within 90 days after the end of each fiscal year of the Company and within 45 days after the end of each of the first three quarters of each fiscal year, the consolidated financial statements of the Company, including notes thereto (and, (i) with respect to annual statements, an auditors' report by an accounting firm of established national reputation and (ii) with respect to all other statements, a certification by the chief financial officer of the Company, to the effect that such statements (A) have been prepared in a manner consistent with the most recently delivered audited financial statements and in accordance with GAAP for interim financial information and with the instructions to Form 10-Q and Regulations S-X, (B) contain all adjustments (consisting of normal recurring accruals) necessary for a fair presentation thereof and (C) present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the results of their operations for the periods then ended) and a "Management's Discussion and Analysis of Financial
Condition and Results of Operations," in each case comparable to that which is (or would have been) required to appear in annual or quarterly reports of the Company filed under Section 13 or 15(d) of the Exchange Act.

		(b) The Company shall, from time to time, deliver such additional information regarding the financial position or business of the Company and its Subsidiaries as the holders of a majority of the outstanding Privately Outstanding Securities may reasonably request. Each Purchaser severally agrees that any such information obtained by such Purchaser shall be confidential and shall be kept confidential by such Purchaser unless (i) disclosure of such information is required by court or administrative order or pursuant to the request of a regulatory body having jurisdiction over such Purchaser, (ii) disclosure of such information, in the written opinion of counsel to such Purchaser, is required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Purchaser or (iv) such information becomes available to such Purchaser from a source other than the Company. In addition, no such information shall be used by such Purchaser as the basis for any market transactions in securities of the Company or its Subsidiaries in violation of law.

4.5	ERISA Compliance

		Promptly upon becoming aware of any (i) "reportable event" (as defined in section 4043(b) of ERISA) with respect to which the 30 day notice requirement set forth in Section 4043(a) of ERISA has not been waived by the PBGC that occurs or has occurred in connection with any Pension Plan, (ii) "complete withdrawal" or "partial withdrawal" (within the meaning of sections 4203 and 4205 of ERISA) from a "Multiemployer Plan" (as defined in section 3(37) of ERISA), (iii) "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code),
(iv) "accumulated funding deficiency" (as defined in section 412 of the Code), (v) lien (within the meaning of section 412(n) of the Code or 302(f) of ERISA), or (vi) requirement to provide security under section 401(a)(29) of the Code or section 307 of ERISA in connection with any "employee benefit plan" maintained or contributed to by the Company or any of its ERISA Affiliates or any trust created thereunder, that could, singly or in the aggregate, result in a liability that could have a Material
Adverse Effect, the Company shall furnish to each holder of Privately Outstanding Securities a written notice specifying the nature thereof and what action the Company or any of its Subsidiaries, the Internal Revenue Service, the Pension Benefit
Guaranty Corporation or any other relevant party is taking or proposes to take with respect thereto.

4.6	No Bond Necessary

	Notwithstanding anything to the contrary contained in any provisions of the Securities or the Documents, a holder of Privately Outstanding Securities shall not be required to post any bond (but such holder may be required to enter into an indemnity agreement, at the Company's request, reasonably satisfactory to the Company) if such holder certifies that a Privately Outstanding Security has been lost, destroyed or wrongfully taken and demands that the Company issue a replacement therefor.

SECTION 5.	REPRESENTATIONS AND WARRANTIES

	The Company represents and warrants to each Purchaser as follows:

5.1	Organization, Standing and Qualification

		(a) The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; has all requisite power and authority to own or lease, and operate its properties and assets, and to carry on its business as now conducted and as proposed to be conducted; and is duly qualified or licensed to do business and is in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not, singly or in the aggregate, have a Material Adverse Effect.

		(b) The Company has all requisite corporate power and authority to execute and deliver this Agreement and the other
Documents, to issue, sell and deliver the Securities and the Warrant Shares upon exercise of the Warrants, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

		(c) As of the Closing, the only direct or indirect subsidiaries of the Company will be (i) those set forth below the caption "Subsidiaries" on Schedule 5.1 hereof (collectively, the "Subsidiaries") and (ii) subsidiaries that are inactive, none of which has any material assets or liabilities, contingent or otherwise. Except as aforesaid, none of the Company or any of its Subsidiaries owns, directly or indirectly, any of the capital stock or other equity securities of any other Person other than as set forth on Schedule 5.1. Except as set forth on
Schedule 5.1, all of the issued and outstanding shares of capital stock of the Subsidiaries have been validly issued, fully paid and nonassessable and are, and as of the Closing will be, owned by the Company free and clear of all Liens.

5.2	Capitalization

		(a) The total authorized capital stock of the Company consists of (i) 30,000,000 shares of Common Stock, 9,953,067 shares of which are validly issued and outstanding, and (ii)
10,000,000 shares of preferred stock, $.01 par value per share, none of which will be issued or outstanding prior to the Closing. Each share of the Company's capital stock that is issued and outstanding has been duly authorized and validly issued, and is fully paid and nonassessable.

		(b) Except (i) for this Agreement, the Shares and the Warrants and (ii) as set forth on Schedule 5.2(b) hereto, there are no outstanding (x) securities convertible into or exchangeable for any capital stock of the Company or any Subsidiary, (y) options, warrants or other rights to purchase or subscribe for capital stock of the Company or any Subsidiary or securities convertible into or exchangeable for capital stock of the Company or any Subsidiary, or (z) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such options, warrants or rights.

		(c) The Shares (i) are duly authorized by the Company's Charter Documents, (ii) have been duly authorized to be issued by the Board of Directors of the Company in contemplation of their issuance in accordance with the terms of this Agreement,
(iii) will, when issued in accordance with the terms of this Agreement, and payment received by the Company therefor, be duly and validly issued, fully paid and nonassessable, and free and clear of all Liens and rights of others whatsoever created by, or due to any action or inaction on the part of, the Company, or any of its Affiliates and (iv) will not be subject to any restrictions on transfer or sale except as provided by applicable securities laws and this Agreement.

		(d) The shares of Common Stock issuable upon conversion of the Shares (the "Conversion Shares") (i) are duly authorized by the Company's Charter Documents, (ii) have been duly authorized to be issued and adequately reserved for by the Board of Directors of the Company in contemplation of conversion of the Shares in accordance with the terms of the Certificate of Designation, (iii) will, when issued in accordance with the terms of the Certificate of Designations, be duly and validly issued, fully paid and nonassessable, and free and clear of all Liens and rights of others whatsoever created by, or due to any action or inaction on the part of, the Company, or any of its Affiliates and (iv) will not be subject to any restrictions on transfer or sale except as provided by applicable securities laws and this Agreement.

		(e) The shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") (i) are duly authorized by the Company's Charter Documents, (ii) have been duly authorized to be issued and adequately reserved for by the Board of Directors of the Company in contemplation of exercise of the Warrants in accordance with the terms of the Warrant Agreement, (iii) will, when issued in accordance with the terms of the Warrant
Agreement, and payment received by the Company therefor, pursuant to the exercise of the Warrants, be duly and validly issued, fully paid and nonassessable, and free and clear of all Liens and rights of others whatsoever created by, or due to any action or inaction on the part of, the Company or any of its Affiliates, and (iv) will not be subject to any restrictions on transfer or sale except as provided by applicable securities laws, this Agreement and the Warrant Agreement.

		(f) Except for the Registration Rights Agreements, the Warrant Agreement and as set forth on Schedule 5.2(f) hereof, neither the Company nor any Subsidiary has entered into an agreement to register its securities under the Securities Act.

5.3	Authorization of Agreement and Other Documents

	The execution and delivery of this Agreement and the other Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no other proceedings on the part of the Company or its stockholders are necessary for the execution and delivery of this Agreement or the other Documents by the Company or the consummation of the transactions contemplated hereby or thereby. This Agreement is, and, as of the Closing Date, each of the Documents to which the Company is a party will be, a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

5.4	No Violation

		(a) Neither the Company nor any of the Subsidiaries is (i) in violation of its respective Charter Documents or (ii) in default in the performance of any obligation, agreement or condition contained in an Applicable Agreement, which default would, singly or in the aggregate, have a Material Adverse Effect.
There exists no condition that, with the passage of time or otherwise, would (x) constitute a violation of such Charter
Documents or (y) result in a default under an Applicable
Agreement, which default would, singly or in the aggregate, have a Material Adverse Effect or (z) result in the imposition of any penalty or the acceleration of any indebtedness that would, singly or in the aggregate, have a Material Adverse Effect.

		(b) Neither the execution or delivery by the Company of this Agreement or the other Documents, the issuance, sale or delivery of the Securities, the performance by the Company of its obligations under this Agreement and the other Documents, nor the consummation of the transactions contemplated hereby or thereby will (i) constitute a breach or violation under the Charter Documents of the Company or any of its Subsidiaries;
(ii) conflict with, violate, constitute a breach or violation of or a default (with the passage of time or otherwise) under, require the consent of any Person under, result in the termination of, accelerate the performance required by or result in the imposition of a Lien on any properties or assets of the Company or any of the Subsidiaries or an acceleration of indebtedness pursuant to, any Applicable Agreement; or (iii) constitute a violation of any Applicable Law, except in the case of clauses (ii) and (iii) above, such breaches, violations, defaults, terminations, accelerations or creation of Liens which, singly or in the aggregate, would not have a Material
Adverse Effect.

		(c)	The Company believes that it will not be in default in any
material respect in the performance of any obligation, agreement or condition contained in any of the Loan Documents on December
31, 1993. Based on the information available to the Company on the date hereof, (i) after giving effect to the pro forma effects of the transactions contemplated by the Documents (but without giving effect to write-ups in the book value of assets during the fiscal year ended December 31, 1993), the Company's pro forma Adjusted Tangible Net Worth (as defined in the Senior
Indenture) on the date hereof is not less than $15,000,000 and
(ii) as of the date hereof, and after giving effect to (A) the current and forseeable operations of the Company, (B) any currently anticipated extraordinary charges or write-downs in the book value of assets (but without giving effect to (x) write-ups in the book value of assets during the fiscal year ended December 31, 1993 or (y) sales of assets (other than in the ordinary course of business) during the period from the date hereof through December 31, 1993) and (C) the transactions contemplated by the Documents, the Company's Adjusted Tangible
Net Worth on December 31, 1993 will not be less than $15,000,000. Based upon the foregoing, the Company will not be required to make a Net Worth Offer (as defined in the Senior
Indenture) with respect to the two consecutive fiscal quarters ending on December 31, 1993.

5.5	Outstanding Indebtedness

	The pro forma capitalization table in the Placement Memorandum sets forth and identifies in reasonable detail all long-term indebtedness of the Company on a consolidated basis to be outstanding immediately after giving effect to the transactions contemplated hereby. Except as set forth in such table, neither the Company nor any of the Subsidiaries will have any material liabilities or obligations of any nature, absolute, accrued, contingent or otherwise, other than contingent liabilities not reflected in such table that either (i) are reflected in Note N of the Audited Financial Statements or (ii) would not, singly or in the aggregate, have a Material Adverse Effect.

5.6	Financial Statements

		(a) The Financial Statements present fairly the financial position of the Company and its consolidated subsidiaries as of the dates thereof and the results of their respective operations for the periods then ended. The Audited Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") for year-end financial information and with the instructions to Form
10-K and Regulations S-X.  The Unaudited Financial Statements
(i) have been prepared in a manner consistent with the Audited
Financial Statements and in accordance with GAAP for interim financial information and with the instructions to Form 10-Q and Regulations S-X and (ii) contain all adjustments (consisting of normal recurring accruals) necessary for a fair presentation thereof.

		(b) Since September 30, 1993, there has been no material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition
(financial or otherwise) of the Company and its subsidiaries (a
"Material Adverse Change"), taken as a whole, from that set forth in the Latest Unaudited Financial Statements. The
Purchasers acknowledge that a continuation of the consolidated operating losses recognized by the Company will not constitute a Material Adverse Change.

		(c) On a consolidated basis, the Company has no liabilities or obligations (absolute, accrued, contingent or otherwise), except (i) liabilities reflected in the Audited Financial
Statements and Latest Unaudited Financial Statements, (ii) other liabilities incurred in the ordinary course of business, consistent with past practices, since the date of said financial statements and (iii) contingent liabilities not reflected in the Audited Financial Statements in accordance with GAAP. On a consolidated basis, the Company has no unusual material forward or material long-term commitments or material unrealized or anticipated losses from any unfavorable commitments, except as reflected in the Audited Financial Statements and Latest
Unaudited Financial Statements.

		(d) The pro forma financial and other pro forma data included in the Placement Memorandum have been prepared on a basis consistent with the financial statements of the respective companies from which they have been derived, except for the pro forma adjustments specified therein, and are based on the good faith estimates and assumptions of management of the Company and, based on information available to the Company, the Company has no reason to believe that such estimates and assumptions are not reasonable.

5.7	Full Disclosure

		(a) The Company has filed with the Commission its 1992 Annual Report on Form 10-K, Forms 10-Q for the quarters ended March 31,
1993, June 30, 1993 and September 30, 1993, and amendments thereto, and its proxy statement for the 1993 annual meeting of stockholders (collectively, the "SEC Documents"), each of which, as filed and amended, is included in the Placement Memorandum and complied in all material respects with all applicable requirements of the Exchange Act as in effect on the dates so filed. None of the Placement Memorandum, any of the other
Documents, or the SEC Documents, as of their respective dates, contained, or now contains, any untrue statement of a material fact or omitted as of their respective dates, or now omits, a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

		(b) There is no fact known to the Company or any of the Subsidiaries which the Company has not disclosed to the Purchasers in writing that would, singly or in the aggregate, have a Material Adverse Effect.

5.8	Litigation

	Except for such Proceedings disclosed in the SEC Documents, there is no Proceeding pending or, to the best knowledge of the Company after due inquiry, threatened against or affecting the Company or any of the Subsidiaries or any of their properties or assets, except for such Proceedings which if finally determined adversely to the Company or any of the Subsidiaries, would not, in the reasonable opinion of the Company based on historical results of Proceedings, singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is subject to any Applicable Law that could, singly or in the aggregate, have a Material Adverse Effect.

5.9	Labor Relations

	Neither the Company nor any of the Subsidiaries has or is engaged in any unfair labor practice that could, singly or in the aggregate, have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending or, to the best knowledge of the Company after due inquiry, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board or any industrial tribunal and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is so pending or, to the best of their knowledge, threatened, (b) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of the Company after due inquiry, threatened against the Company or any of the Subsidiaries, and (c) no union representation question existing with respect to the employees of the Company or any of the Subsidiaries and no union organizing activities are taking place, that could, singly or in the aggregate, have a Material Adverse Effect.

5.10	Taxes

	All tax returns required to be filed (after giving effect to duly filed requests for extensions) by the Company or any of the Subsidiaries in any jurisdiction (including foreign jurisdictions) have been so filed, and all material taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties, and interest) due or claimed to be due from the Company or any of the Subsidiaries have been paid, other than those being contested in good faith or those currently payable without penalty or interest and for which an adequate reserve or accrual has been established in accordance with GAAP. There is no actual or proposed additional tax assessments for any fiscal period against the Company or any of the Subsidiaries that could, singly or in the aggregate, have a Material Adverse Effect.

5.11	Burdensome Agreements

	No Applicable Agreement contains any provisions that in the ordinary course of business could, singly or in the aggregate, have a Material Adverse Effect.

5.12	ERISA

	The execution and delivery of this Agreement, the other Documents and the sale of the Securities to be purchased by the Purchasers will not, to the Company's knowledge, involve any "prohibited transaction." To the Company's knowledge, neither the Company nor any of its ERISA Affiliates is a "party in interest" or a "disqualified person" except as to those employee benefit plans set forth on Schedule 2.3. To the Company's knowledge no condition exists or event or transaction has occurred in connection with any Pension Plan that could result in the Company or any such ERISA Affiliate incurring any liability, fine or penalty which could, singly or in the aggregate, have a Material Adverse Effect. With respect to any Pension Plan that is subject to Title IV of ERISA, (a) the fair market value of the assets of such Pension Plan equals or exceeds the present value of the liabilities of such Pension Plan (as determined in accordance with the actuarial methods and assumptions set forth in the latest actuarial report for such Pension Plan) except (i) as set forth on Schedule 5.12 hereto or
(ii) where the failure to so equal or exceed would not, singly or in the aggregate, have a Material Adverse Effect and (b) there exists no accumulated funding deficiency which would have, singly or in the aggregate, a Material Adverse Effect.

5.13	Compliance with Laws

	Neither the Company nor any of its Subsidiaries is in violation of any Applicable Law, except for such violations that could not, singly or in the aggregate, have a Material Adverse Effect.

 Neither the Company nor any of its Subsidiaries has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership or operation of its properties or the conduct of its business except for such failures that could not, singly or in the aggregate, have a Material Adverse Effect.

5.14	Governmental Consents

	No consent, approval or authorization of, or filing, registration or qualification with, any court or governmental or regulatory body or authority is required in connection with, or as a condition to, the execution and delivery of this Agreement or any of the other Documents or the consummation of the transactions contemplated hereby and thereby (including, without limitation, the offer, issuance, sale or delivery of the Securities at the Closing and the issuance of Warrant Shares upon exercise of the Warrants), other than filings, registrations or qualifications that may be required to be made or obtained on or before the Closing Date and which shall have been made or obtained on or before the Closing Date (copies of which will be delivered to each Purchaser).

5.15	Governmental Regulations

	None of the transactions contemplated by this Agreement (including without limitation the use of the proceeds from the sale of the Securities) shall violate or result in a violation of Section 7 of the Exchange Act including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. None of the Company or any of its Subsidiaries is subject to regulation, or will become subject to regulation upon the consummation of the transactions contemplated by this Agreement and the other Documents, under the Investment Company Act of 1940, as amended, the Public Utility Holding Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act, the Commodity Exchange Act or any Federal or State statute or regulation limiting its ability to incur or assume indebtedness for borrowed money.

5.16	Brokers

	Neither the Company nor any of its Subsidiaries has dealt with any broker, finder, commission agent or other Person (other than the Placement Agent) in connection with the sale of the Securities and the transactions contemplated by this Agreement and the other Documents and neither the Company nor any of its Subsidiaries is under any obligation to pay any broker's fee or commission in connection with such transactions other than a fee payable to the Placement Agent for investment banking services, which fee is the sole obligation of the Company.

5.17	Private Offering

		(a) Based in part on representations made by the Purchasers and the Placement Agent, and assuming the correctness of such representations, the sale of the Securities hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act.

		(b) In the case of each offer or sale of the Securities no form of general solicitation or general advertising was used by the Company or any of its officers, directors or employees including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees had been invited by any general solicitation or general advertising. Purchasers are the sole purchasers of the Securities. No securities of the same classes as any of the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof. The Company agrees that neither it, nor anyone acting on its behalf, will, with the Company's knowledge, offer any Securities so as to bring the issuance and sale of any of the Securities within the provisions of Section 5 of the Securities Act nor offer any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with, anyone if the sale of any of the Securities and any such securities would be integrated as a single offering for the purposes of the Securities Act.

5.18	Environmental Matters

		Except as disclosed in the Placement Memorandum or as otherwise would not, singly or in the aggregate, have a Material
Adverse Effect:

		(a) The Company and its Subsidiaries have obtained all permits, licenses, approvals and other authorizations that are required with respect to the operation of its business, property and assets under the Environmental Laws and is in compliance with all terms and conditions of such required permits, licenses, approvals and authorizations.

		(b) The Company and its Subsidiaries are in compliance with the Environmental Laws (including, without limitation, compliance with standards, schedules and timetables therein).

		(c) No real property or facility owned, used, operated, leased, managed or controlled by the Company or any of its Subsidiaries or, to their knowledge, any predecessor in interest, is listed or proposed for listing on the National
Priorities List or the Comprehensive Environmental Response,
Compensation, and Liability Information System, both promulgated under the Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended ("CERCLA"), or on any comparable State or local list established pursuant to any Environmental Law, and the Company and its Subsidiaries have not received any notification of potential or actual liability or request for information under CERCLA or any comparable State or local law.

		(d) No underground storage tank or other underground storage receptacle, or related piping, is located on a facility or property currently owned, operated, leased, managed or controlled by the Company or its Subsidiaries.

		(e) There have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping, on-site or off-site) of Hazardous Materials by the Company or its Subsidiaries or, to their knowledge, any predecessor in interest at, on, under, from or into any facility or real property owned, operated, leased, managed or controlled by each such Person.

		(f) The Company and its Subsidiaries have no liability, absolute or contingent, under any Environmental Law and there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation or deficiency, investigation, proceeding, notice or demand letter pending or, to the best of their knowledge after due inquiry, threatened against the Company or its Subsidiaries under any Environmental Law.

		(g) To the Company's knowledge, there are no events, conditions, circumstances, activities, practices, incidents, actions or plans that may interfere with or prevent compliance by the Company or its Subsidiaries with any Environmental Law, or that may give rise to any liability under the Environmental
Laws.

5.19	Patents, Trademarks, etc.

	The Company and its Subsidiaries own, or are licensed under, and have the rights to use, all material patents, trademarks, trade names, copyrights, technology, know-how and processes (collectively, "Intellectual Property") necessary for the conduct of their businesses as set forth in the Placement Memorandum, and the consummation of the transactions contemplated by this Agreement and the other Documents will not alter or impair any such rights. No claims have been asserted by any person to the use of any Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto which would, singly or in the aggregate, have a Material Adverse Effect. There is no valid basis for any such claim and the use of such Intellectual Property by the Company and the Subsidiaries does not infringe on the rights of any person except where such infringements would not, singly or in the aggregate, have a Material Adverse Effect.

5.20	Title to and Condition of Properties

	Each of the Company and its Subsidiaries (a) has good and marketable title to all the real or heritable properties and other assets (tangible, intangible or mixed) it purports to own, free and clear of all Liens, except as set forth in the Placement Memorandum or on Schedule 5.20 and (b) enjoys peaceful and undisturbed possession under all leases to which it is a party as lessee, except for such leases that the absence of which, in the aggregate, could not have a Material Adverse Effect. All leases and other agreements to which the Company or any of its Subsidiaries is a party are valid and binding and in full force and effect, no default has occurred or is continuing thereunder, and no consent need be obtained from any Person in respect of any such lease or agreement in connection with the transactions contemplated by this Agreement and the other Documents, which would, singly or in the aggregate, have a Material Adverse Effect.

5.21	Survival of Representations and Warranties

	All of the representations and warranties contained herein and in the other Documents shall survive the execution and delivery of this Agreement and the other Documents, any investigation by the Purchasers and the issuance of the Securities.

SECTION 6.	MISCELLANEOUS

6.1	Notices

	All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

	If to the Company:

		Terex Corporation
		500 Post Road East
		Westport, Connecticut  06880
		Attention: Marvin B. Rosenberg, Esq.
           		Secretary

		Fax No.: (203) 222-7978


	If to a Purchaser, to the address noted on the signature pages hereto, with a copy to: Skadden, Arps, Slate, Meagher & Flom,
300 South Grand Avenue, Suite 3400, Los Angeles, California
90071, Attention: Michael A. Woronoff, Esq.

or to such other address as any party may have furnished to the other parties in writing in accordance herewith.

6.2	Beneficiaries; Successors and Assigns

	The provisions hereof have been and are made solely for the benefit of the Company, the Purchasers and each of the Indemnified Parties, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof. This Agreement shall be binding upon and shall inure to the benefit of any and all successors, assigns, heirs and personal representatives of the Company, the Purchasers and each of the Indemnified Parties.

6.3	Amendment and Waiver

	This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by each Purchaser and the Company.

6.4	Counterparts

	This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

6.5	Headings

	The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

6.6	Governing Law

	THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS
MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD
TO PRINCIPLES OF CONFLICT OF LAWS.  THE COMPANY HEREBY
IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE
COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW
YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN
THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR
PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND
IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT,
ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH
COURT.  THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT
MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH
SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY
CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY
SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

6.7	Entire Agreement

	This Agreement, together with the other Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This
Agreement, together with the other Documents, supersedes all prior agreements and understandings among the parties with respect to such subject matter.

6.8	Attorneys' Fees

	In any action or proceeding brought to enforce any provision of this Agreement or the other Documents, or where any provision hereof or thereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

6.9	Severability

	If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

6.10	Equitable Remedies

	Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, or any agreement contemplated hereunder and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any State having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

6.11	Delivery

	Each Purchaser hereby appoints the Placement Agent to accept delivery of the Securities to be purchased by such Purchaser and the other Documents to be delivered to such Purchaser at the Closing and execute a receipt for such Securities and Documents on such Purchaser's behalf.

6.12	Representations of Several Parties by a Single Firm of
Attorneys

	Each Purchaser hereby confirms its consent to SASM&F acting as
(a) such Purchaser's special counsel hereunder, (b) special counsel to the Other Purchasers, (c) special counsel to Jefferies & Company, Inc., as Placement Agent for the Company, and (d) special counsel to the Company. In connection with such consent each Purchaser understands that (i) SASM&F has acted and is currently acting as counsel to Jefferies & Company, Inc. and anticipates that it will continue to act as counsel for Jefferies & Company, Inc. in the future, (ii) SASM&F has, from time to time, acted as legal counsel to the Company, is currently acting as legal counsel to the Company in connection with unrelated legal matters, and anticipates that it will continue to act as counsel for the Company in the future, (iii) as a result of the representations referred to in clauses (i) and (ii), SASM&F may have obtained certain confidential information regarding Jefferies & Company, Inc., the Company or the Purchasers and (iv) in certain circumstances Jefferies &
Company, Inc., the Company or one or more of the Other
Purchasers may have interests that differ from yours. By giving this consent each Purchaser expressly waives any claim of conflict of interest on the part of SASM&F arising from such representations.

6.13	Certain Other Matters

	The Company hereby confirms that certain of the Purchasers may be business or other trusts and that all persons dealing with such Purchasers must look solely to such Purchaser and each such Purchaser's property for enforcement of any claim against any such Purchaser, as the trustees, officers, agents and shareholders of any such Purchaser assume no personal liability whatsoever in connection with the business of any such Purchaser or for obligations entered into on behalf of any such Purchaser.

	If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Agreement and return such counterpart to the Company whereupon this Agreement will become binding between us in accordance with its terms.


                                       Very truly yours,


                                       TEREX CORPORATION


                                       By:________________________
                                          Marvin B. Rosenberg
                                          Secretary



                     PURCHASE AGREEMENT SIGNATURE PAGE

Accepted and Agreed as of the         EACH PURCHASER EXECUTING
date first above written              THIS SIGNATURE PAGE ON BEHALF
                                      OF ONE OR MORE MANAGED
                                      ACCOUNTS SHOULD PROVIDE
Name of Purchaser                     THE NAME OF, AND THE REQUESTED
                                      INFORMATION WITH RESPECT TO,
                                      EACH MANAGED ACCOUNT.
By:
    Name:
    Title:

Address for Notice:                   Mail Payment Notices to:


Telephone:
Telephone:
Telecopy:


Nominee (if different than
name of Purchaser)

Designated                            Physical Delivery
Bank:                                 Instructions:

Address:
ABA No:
Account
No.:
Attention:

Number of Shares to be
purchased by you:

Number of Warrants to be
purchased by you: